REVENUE (Tables)	12 Months Ended
Dec. 31, 2014
REVENUE [Abstract]
Net method and gross method revenue
The table below provides the breakdown of revenues recorded as per the net method and the gross method.

Voyage Revenues All figures in USD ‘000	2014	2013	2012
Net pool spot market earnings, cooperative arrangements	-	-	77,287
Gross pool spot market earnings, Orion Tankers pool	-	-	36,339
Gross spot market earnings, through spot charters	351,049	243,657	17,056
Total Voyage Revenues	351,049	243,657	130,682